DocuSign Envelope ID: B47FAA5C-286C-41E2-9D83-2AA3FC404888

Exhibit 10.2

FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT

THIS FIRST AMENDMENT TO PURCHASE AND SALE AGREEMENT (“Amendment”) is entered by and between R.A. Wilson Enterprises, Inc., an Arkansas corporation (“Buyer”), and Fred’s Stores of Tennessee, Inc., a Delaware corporation (“Seller”).

RECITALS

A. Seller and Buyer entered into that certain Purchase and Sale Agreement dated as of October 8, 2019 (the “Agreement”), with respect to the purchase and sale of that certain Property described therein.

B. The parties agree to amend the Agreement as hereinafter set forth.

AGREEMENT

NOW, THEREFORE, in consideration of the premises and mutual covenants and agreements contained herein, and for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agrees as follows:

1. Terms. The foregoing recitals are true and correct and are incorporated herein by reference. Unless otherwise expressly defined herein, capitalized terms used herein shall have the meanings set forth in the Agreement.

2. Effective Date. This Amendment will be effective at the time of the last party to sign this Amendment between Seller and Buyer.

3. Purchase Price. Section 2(a) of the Agreement is hereby amended to delete the sum of Nine Million Five Hundred Thousand Dollars ($9,500,000) as the purchase price and substitute in lieu thereof the sum of Twenty-Two Million Three Hundred Thousand Dollars ($22,300,000) as the amended Purchase Price.

4. Exhibit A. Exhibit A as attached to the Agreement is hereby deleted in its entirety, and replaced with the Exhibit A as attached to this Amendment.

5. Conflict. In the case of any conflict between the terms of this Amendment and the provisions of the Agreement, the terms of this Amendment shall control.

6. Ratification. Subject to approval of the Bankruptcy Court, all terms and provisions of the Agreement, except as specifically modified herein, are hereby ratified and confirmed and shall remain in full force and effect.

7. Governing Law. The terms and provisions of this Amendment shall be governed by and construed in accordance with the same governing law provisions as set forth in Section 15 of the Agreement.

1

4850–4586–4875.2

DocuSign Envelope ID: B47FAA5C-286C-41E2-9D83-2AA3FC404888

8. Successors and Assigns. This Amendment shall be binding on and shall inure to the benefit of the parties hereto and their respective successors and assigns.

9. Counterparts; Facsimile. This Amendment may be executed in any number of counterparts. Each of such counterparts shall, for all purposes, be deemed to be an original, and all such counterparts shall together constitute one and the same agreement. This Amendment may be executed by facsimile or e-mail of a PDF file, which shall have the same force and effect as original signatures.

[signature on following page]

4850–4586–4875.2

DocuSign Envelope ID: B47FAA5C-286C-41E2-9D83-2AA3FC404888

IN WITNESS WHEREOF, the parties have executed this Amendment.

SELLER:		BUYER:

Fred’s Stores of Tennessee, Inc.		R.A. Wilson Enterprises, LLC

By:	/s/ Joe Anto	By:	/s/ R.A. Wilson
	Its Chief Executive Officer		Its Duly Authorized Officer

Date:	October 29, 2019	Date:	October 29, 2019

4850–4586–4875.2

Exhibit A

Property Information

STREET ADDRESS	CITY	STATE	ZIP CODE
13210 N WINTZELL AVE	BAYOU LA BATRE	AL	36509
24 CAMDEN BYP	CAMDEN **	AL	36726
17916 HIGHWAY 280	DADEVILLE	AL	36853
2146 S OATES ST	DOTHAN	AL	36301
505NORTH MAIN STREET	OPP **	AL	36467
1302 HIGHWAY 64 E	AUGUSTA	AR	72006
611 HIGHWAY 65 S	DUMAS	AR	71639
1301 N ILLINOIS ST	HARRISBURG	AR	72432
6027 HIGHWAY 67	HASKELL **	AR	72015
110 N MAIN ST	MALVERN	AR	72104
103 DAWSON ST	MARKED TREE	AR	72365
601 N ST JOSEPH	MORRILTON	AR	72110
614 S MAIN ST	NASHVILLE	AR	71852
1705 MALCOLM AVE	NEWPORT	AR	72112
1324 W KEISER AVE	OSCEOLA	AR	72370
303 E MAIN ST	PIGGOTT	AR	72454
2809 S CAMDEN RD	PINE BLUFF	AR	71603
624 S ROCK ST	SHERIDAN	AR	72150
1110 E ANTIGO ST	STAMPS	AR	71860
606 E BROADWAY ST	WEST MEMPHIS	AR	72301
320 HIGHWAY 14 S	YELLVILLE	AR	72687
1718 S WAUKESHA ST	BONIFAY	FL	32425
726 N DOWNING	GLENNVILLE	GA	30427
204 E KELLY ST	SYLVESTER	GA	31791
603 E WASHINGTON ST	HAYTI	MO	63851
107 N MERIDIAN ST	ABERDEEN	MS	39730
441 N 4TH ST	BALDWYN	MS	38824
475 HIGHWAY 6 E	BATESVILLE	MS	38606
504 N 2ND ST	BOONEVILLE	MS	38829
229 N UNION ST	CANTON	MS	39046
300 S PEARL ST	CARTHAGE	MS	39051
456 HIGHWAY 24 E	CENTREVILLE	MS	39631
236 DESOTO AVE	CLARKSDALE	MS	38614
520 CENTRAL AVE	COLDWATER	MS	38618
1960 VETERANS MEMORIAL BLVD	EUPORA	MS	39744
237 WOODLAND DR	FOREST	MS	39074

4850–4586–4875.2

813 W PARK AVE	GREENWOOD	MS	38930
148 W VAN DORN AVE	HOLLY SPRINGS	MS	38635
1618 DELAWARE AVE	MCCOMB	MS	39648
126 MAIN ST W	NEW ALBANY	MS	38652
7105 HIGHWAY 305 N	OLIVE BRANCH	MS	38654
109 DUNCAN ST	WATER VALLEY	MS	38965
515 E MAIN ST	WEST POINT	MS	39773
603 MIDDLETON RD	WINONA	MS	38967
1528 S LAFAYETTE ST	SHELBY	NC	28152
2404 WEST BLVD	CHESTERFIELD	SC	29709
518 E GREER ST	HONEA PATH	SC	29654
1755 DECHERD BLVD	DECHERD	TN	37324
2549 N CENTRAL AVE	HUMBOLDT	TN	38343
230 E GAY ST	LEBANON	TN	37087
16280 HWY 64	SOMERVILLE	TN	38068
2045 HWY 45 BYPASS	TRENTON	TN	38382
1405 S HOME ST	UNION CITY	TN	38261
218 WATSON BLVD	DAINGERFIELD	TX	75638
1000 S MAIN ST	MC GREGOR	TX	76657
103 4TH AVE.	EASTMAN	GA	31023

**	There is a lease agreement with respect to these properties.

4850–4586–4875.2